UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	EW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 3, 2022, Edwards Lifesciences Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

(i)

Proposal 1: All the nominees for director listed in Proposal 1 were elected to serve until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Kieran T. Gallahue	496,404,345	4,432,894	1,012,081	34,783,895
Leslie H. Heisz	494,244,025	6,613,299	991,996	34,783,895
Paul A. LaViolette	486,870,991	12,787,727	2,190,602	34,783,895
Steven R. Loranger	496,378,158	4,443,869	1,027,293	34,783,895
Martha H. Marsh	488,028,962	11,684,241	2,136,117	34,783,895
Michael A. Mussallem	472,478,154	27,021,021	2,350,144	34,783,895
Ramona Sequeira	496,428,871	4,415,266	1,005,183	34,783,895
Nicholas J. Valeriani	435,251,614	62,067,208	4,530,498	34,783,895

(ii)	Proposal 2: The advisory proposal regarding the Company’s named executive officer compensation was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
450,501,744	49,851,515	1,494,852	34,785,104

(iii)

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
503,259,534	31,880,888	1,492,794	0

(iv)	Proposal 4: The advisory stockholder proposal to reduce the share ownership threshold to call a special meeting was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
181,606,510	314,986,360	5,255,241	34,785,104

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2022

EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Linda J. Park
Linda J. Park
Senior Vice President, Associate General Counsel, and Corporate Secretary